Exhibit 99.2

June 25th, 2025

Symbol: ETST

Fiscal Year Ends: March 31st

Business Summary:

Earth Science Tech, Inc. operates as a strategic holding company, focused on value creation through the acquisition, operational optimization, and management of its operating businesses. The Company’s current operations include compounding pharmaceuticals, telemedicine and real estate development through its wholly owned subsidiaries: RxCompoundStore.com, LLC, Peaks Curative, LLC (“Peaks”), Avenvi, LLC, Mister Meds, LLC, and Earth Science Foundation, Inc. Subsequent to the reporting period, the Company acquired 100% of Las Villas Health Care, Inc., DOConsultations, LLC, and an 80% interest in MagneChef.

Executives:		Board Of Directors:
●	Giorgio R. Saumat - CEO	●	Giorgio R. Saumat - Chairman
●	Mario G. Tabraue - COO	●	Mario G. Tabraue - Director
●	Ernesto L. Flores - CFO / Treasurer	●	Yovan Sanchez - Director
●	Christopher Rose - CTO	●	Jeff P.H. Cazeau, JD - Independent Director
●	Victoria Losada - Secretary	●	Emiliano Curia, MD - Independent Director
		●	Ernesto L. Flores - Director
Audit Committee:		●	Victoria Losada - Director
●	Jeff P.H. Cazeau - Chairman
●	Emiliano Curia, MD
●	Ernesto L. Flores	Auditing Firm:
Stephano Slack, LLC
Compensation Committee:			125 Strafford Avenue, Suite 200
●	Ernesto L. Flores - Chairman		Wayne, Pennsylvania 19087
●	Victoria Losada
●	Emiliano Curia, MD	Securities Counsel:
Carl P. Rano, Esq.
Contact Information:			2733 East Vista Drive
	Giorgio R. Saumat		Phoenix, Arizona 85032
CEO and Chairman of the Board
Transfer Agent:
	8950 SW 74th CT		Continental Stock Transfer and Trust
	Suite 1401		1 State Street, 30th Floor
	Miami, FL 33156		New York, New York 10004-1561

	(305) 724-5684	Website:
	IR@EarthScienceTech.com		http://www.EarthScienceTech.Com

June 25th, 2025

Safe Harbor

Forward-Looking Statements. Except for historical information, the matters discussed herein may be considered “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.

Such statements include declarations regarding the intent, belief or current expectations of the Company and its management, including, without limitation, future-oriented statements related to cash flow, gross margins, revenues, and expenses. These statements are based on and reflect our current expectations, estimates, assumptions and/or projections, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts. They may include forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “seek,” “project,” “model,” “ongoing,” “will,” “should,” “forecast,” “outlook” or similar terminology. Forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual results to differ materially from our intent, belief or current expectations, including, inter alia, the markets for the Company’s products and services, costs of goods and services, other expenses, government regulations, litigations, and general business conditions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. The Company assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.

June 25th, 2025

Brief History

Founded on April 23, 2010, the company faced major challenges, including a $4 million judgment in the CBD sector that led to receivership. In a bid to recover, it acquired two small businesses—RxCompoundStore.com (RXCS) and Peaks Curative (PEAKS)—from Mario Guillermo Tabraue, now COO, via a debt note.

To exit receivership, the company needed funding and a repayment plan. Tabraue turned to longtime friend Giorgio R. Saumat, who offered a $350,000 convertible note. However, the company struggled under its debt and was near bankruptcy by September 2022.

On September 30, after a critical conversation, Saumat agreed to step in under strict terms: full control of Series B Preferred Stock, conversion of all partner debts to equity, direct negotiations with creditors, and appointment as Chairman. Tabraue agreed, and within a week, Saumat had secured most outstanding debt and converted it into equity.

From late 2022 into 2023, Saumat and Tabraue focused on building RXCS and relaunching PEAKS. Saumat became CEO in February 2023, and by mid-year, the company saw strong growth, expanded operations, and cleared all debt by December.

In 2024, RXCS and PEAKS thrived, and on October 1, the company acquired Mister Meds and Avenvi to further boost value. Subsequent to the reporting period, in April, 2025, the Company acquired 100% of Las Villas Health Care, Inc., DOConsultations, LLC, and an 80% interest in MagneChef.

June 25th, 2025

Capital Structure

As of:	12/31/2023	03/31/2024	06/30/2024	09/30/2024	12/31/2024	03/31/2025
Authorized	750,000,000	350,000,000	350,000,000	350,000,000	350,000,000	350,000,000
Outstanding	314,850,730	309,981,819	309,050,711	303,635,893	302,664,571	295,347,903
Float	31,944,230	37,634,230	38,071,051	36,796,263	36,440,296	36,440,296

As of June 20th, 2025: O/S Shares: 294,297,607 Float: 35,390,000

June 25th, 2025

Subsidiaries

RxCompoundStore.Com, based in Miami, Florida, is a fully licensed compounding pharmacy authorized to fulfill prescriptions in the following states and territories: Arizona, Colorado, Delaware, Florida, Georgia, Illinois, Indiana, Iowa, Maine, Maryland, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Utah, Wisconsin and Puerto Rico. RxCompound is actively pursuing licensure in the remaining U.S. states.

Mister Meds, acquired on October 1, 2024, is in Abilene, Texas. The pharmacy received full compounding licensure in March 2025. It operates out of a 5,000 sq. ft. facility owned by Avenvi and includes advanced sterile compounding capabilities with both positive and negative pressure environments, as well as hazardous drug handling. Mister Meds is currently applying for licensure in states not yet serviced by RxCompound.

June 25th, 2025

Peaks is a telemedicine referral platform offering asynchronous consultations for Peaks-branded compounded medications prepared at RxCompound and Mister Meds. The platform operates in states where either pharmacy is licensed. Through the development of its own healthcare provider network, MyOnlineConsultation.com, and ongoing licensure expansion for both pharmacies, Peaks aims to offer services nationwide. In addition, the company has recently expanded into the veterinary market through the acquisition of Zoolzy.com.

DOConsultation was born with a passion to modernize the availability and delivery of home therapies. DOConsultations providers tailor a medication plan around your health and wellness goals and follow up with our patients to ensure results, while our partner pharmacies conveniently ship directly to your door.

Las Villas is a brick-and-mortar healthcare facility dedicated to the Spanish speaking community. Our expert-led services include advanced sexual health treatments, and customized solutions to enhance physical performance. We combine compassionate, personalized care with clear, trustworthy education—empowering you to take control of your health with confidence.

Avenvi is a diversified real estate company engaged in development, asset management, and financing. With a growing portfolio of real estate holdings, Avenvi provides turnkey solutions from development to end-user financing. It also manages investment activities for ETST and oversees the Company’s ongoing $5 million share repurchase program.

MagneChef is a direct-to-consumer retail brand. Utilizing its patents and intellectual properties, the company aims to develop new products that can be marketed and sold online. Currently, the company has developed products for cooking. MagneChef is in the process of expanding its product line for new offerings that incorporate its intellectual property.

Earth Science

Foundation

Earth Science Foundation Inc. a 501(c)(3) nonprofit organization incorporated on February 11, 2019, is the charitable arm of ETST. ESF accepts grants and donations to assist individuals who need financial support for prescription costs at both RxCompound and Mister Meds.

June 25th, 2025

Financial Performance

Annual Revenue (In Millions)

Period ended:	3/31/2023	3/31/2024	3/31/2025
	.04	11.95	33.11

June 25th, 2025

Annual Gross Profit (In Millions)

Period ended:	3/31/2023	3/31/2024	3/31/2025
	.02	7.82	24.3

June 25th, 2025

Annual Total Assets (In Millions)

Period ended:	3/31/2023	3/31/2024	3/31/2025
	2.72	3.88	7.06

June 25th, 2025

Annual Stockholders’ Equity (In Millions)

Period ended:	3/31/2023	3/31/2024	3/31/2025
	1.11	2.24	3.85

June 25th, 2025

Annual Cash (In Millions)

Period ended:	3/31/2023	3/31/2024	3/31/2025
	0.035	0.69	1.47

June 25th, 2025

Annual Employee Count Across All Subsidiaries

Period ended:	3/31/2023	3/31/2024	03/31/2025
	13	36	76

June 25th, 2025

Projections (In Millions)

FY Ending:	3/31/2023 (Actual)		3/31/2024 (Actual)		3/31/2025 (Actual)
Revenue*	0.048	*	11.953	*	33.11	*
Cash/Equivalents*	0.0313	*	0.0316	*	2.17	*
Cash(Equiv)/Share	$0.000		$0.000		$0.007	**
EPS	$-0.003		$.003		$0.011	**
P/E Ratio	0		22.33		13.64	**

*In Millions

**Based on Current Price of $0.15 & Current O/S Count of 294,297,607 shares

June 25th, 2025

*Based on Current O/S Count of 294,297,607 shares

June 25th, 2025

*Based on Current Price of $0.12 & Current O/S Count of 294,297,607 shares

*Based on Current Price of $0.12 & Current O/S Count of 294,297,607 shares

June 25th, 2025

Notable Events

Date	News/Disclosure

05/06/2025	8-K: ETST Shares Annual Letter From The CEO

04/07/2025	8-K: ETST Completes Acquisitions and engages new Audit Firm

03/19/2025	8-K: ETST Extends Employment Agreement with CFO and CTO

03/11/2025	8-K: ETST Amends Acquisition Agreement for Las Villas Healthcare, LLC and DOConsultations.Com, LLC

02/14/2025	10-Q: ETST Files 3rd Quarter Earnings Report (Unaudited)

02/04/2025	8-K: ETST Agrees to Acquire Las Villas Healthcare, LLC; DOConsultaions.Com, LLC and Magnefuse, LLC

12/30/2024	8-K: ETST Expands Board of Directors to 7 Members, Creates Compensation Committee and Renegotiates Executive Compensation for CEO and COO

11/14/2024	10-Q: ETST Files 2nd Quarter Earnings Report (Unaudited)

10/07/2024	8-K: ETST Acquires Avenvi, LLC, Mister Meds, LLC and Zoolzy.Com

07/29/2024	10-Q: ETST Files 1st Quarter Earnings Report (Unaudited)

06/28/2024	10-K: ETST Files FY Ending March 31st, 2024 Annual Report (Audited)

04/29/2024	8-K: ETST Shares Annual Letter From The CEO

04/19/2024	8-K: ETST Hires Chief Technology Officer (CTO)

03/05/2024	8-K: ETST Hires New Chief Financial Officer (CFO)

02/21/2024	8-K: ETST Engages New Auditor - Assurance Dimensions

02/20/2024	8-K: ETST Files 3rd Quarter Earnings Report (Unaudited)

01/29/2024	8-K: ETST Board of Directors Authorizes $5 Million Share Repurchase Program

01/09/2024	8-K: ETST Reduces Authorized Share Count

11/13/2023	8-K: ETST Files 2nd Quarter Earnings Report (Unaudited)

11/08/2023	8-K: ETST Expands Board of Directors to 5 Members

08/09/2023	8-K: ETST Launches DocProtocol.Com

07/27/2023	8-K: ETST Files 1st Quarter Earnings Report (Unaudited)

06/20/2023	8-K: ETST Files FY Ending March 31st, 2023 Annual Report (Audited)

02/10/2023	10-Q: ETST Files 3rd Quarter Earning Report (Unaudited)

11/14/2022	10-Q: ETST Files 2nd Quarter Earnings Report (Unaudited)

11/08/2022	8-K: ETST Completes Acquisition of RxCompoundStore.Com and Peaks Curative

10/28/2022	8-K: ETST Settles Debt, Giorgio R. Saumat Acquires 100% of Series B Preferred Stock

08/15/2022	10-Q: ETST Files 1st Quarter Earnings Report (Unaudited)